UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 3, 2025

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, $0.20 par value	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.03 Material Modifications to Rights of Security Holders.

Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 8.01. Other Events.

On March 3, 2025, Occidental Petroleum Corporation (the “Company”) entered into an amendment (such amendment, the “Warrant Agreement Amendment”) to that certain Warrant Agreement, dated as of July 24, 2020 (the “Warrant Agreement”), between the Company and Equiniti Trust Company, LLC, as Warrant Agent, pursuant to which the exercise price of $22.00 for each of the Company’s outstanding publicly traded warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.20 per share (the “Common Stock”), was temporarily reduced to $21.30 if the Warrants are exercised pursuant to the terms and conditions of the Offer to Exercise Warrants to Purchase Common Stock of Occidental Petroleum Corporation, dated March 3, 2025 (together with any amendments or supplements thereto, the “Offer to Exercise”), which the Company filed with the U.S. Securities and Exchange Commission as an exhibit to the Company’s Schedule TO, dated March 3, 2025. The Offer to Exercise commenced on March 3, 2025 and will end at 5:00 p.m. (Eastern Time) on March 31, 2025, subject to extension by the Company in its sole discretion (the “Expiration Date”). At and after the Expiration Date, Warrants may no longer be exercised at the reduced exercise price of $21.30. Other than as set forth above, the terms of the Warrants set forth in the Warrant Agreement remain unmodified and in full force and effect.

The foregoing description of the Warrant Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agreement Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On March 3, 2025, the Company filed a prospectus supplement, dated March 3, 2025, pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-266420) in respect of the shares of Common Stock issuable upon exercise of the Warrants.

A copy of the validity opinion in respect of the Common Stock issuable upon exercise of the Warrants is attached hereto as Exhibit 5.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

5.1	Opinion of Cravath, Swaine & Moore LLP regarding the validity of the Common Stock.

10.1
First Amendment to Warrant Agreement, dated as of March 3, 2025, by and between the Company and Equiniti Trust Company, LLC (incorporated by reference to Exhibit (d)(2) to the Company’s Schedule TO filed with the SEC on March 3, 2025 (File No. 005-37605).

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Nicole E. Clark
Name:	Nicole E. Clark
Title:	Vice President, Chief Compliance Officer and Corporate Secretary

Date: March 3, 2025